May 18, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Emerging Markets Equity Fund

Supplement to the Prospectus and Statement of Additional Information
Dated January 30, 2016

On February 11, 2016, the Board of Trustees of Touchstone Funds Group Trust approved changes to the name, sub-advisor and investment strategy of the Touchstone Emerging Markets Equity Fund (the “Fund”). Effective April 19, 2016, the Fund was renamed the Touchstone Emerging Markets Small Cap Fund and is no longer offered through the Prospectus and Statement of Additional Information, each dated January 30, 2016. Accordingly, all references to the Fund in the Prospectus and Statement of Additional Information dated January 30, 2016 are deleted. For information on the Fund’s new investment strategy, including its risks, please see the Fund’s Prospectus and Statement of Additional Information dated April 19, 2016.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Phone: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TEMAX-S4-1605